Exhibit 99.1

Basketball Star Jordan Clarkson Joins Esports Technologies as Brand Ambassador

Utah Jazz Player Brings International Fan Base to Rapidly Growing Business

LAS VEGAS, May 18, 2021 – Esports Technologies (Nasdaq: EBET), a global provider of advanced electronic sports wagering products and technology, has announced a new marketing partnership with NBA star Jordan Clarkson of the Utah Jazz. As a brand ambassador, Clarkson will partner with Esports Technologies on marketing campaigns to raise awareness of the brand across digital and social platforms through creative content, various guest appearances and streaming events.

Since entering the NBA in 2014 and being named to the league’s All-Rookie First team, Clarkson has established himself as one of the league’s most popular players. Averaging a career-best 17.4 points per game during the 2020-21 season, Clarkson is a frontrunner for the 2021 NBA Sixth Man of the Year Award. Clarkson, who is Filipino-American, draws an international fan base and has become a household name in the Philippines. He and teammate Jeremy Lin formed the first Asian-American starting backcourt in NBA history in 2015. Clarkson is also an avid player of NBA 2K, which is one of the fastest growing competitive game titles in esports.

On the partnership, Clarkson said, “I’m thrilled to partner with Esports Technologies as their brand ambassador. This company is on track to change both esports and wagering as we know it. Not only is the company in an exciting space, but it also aligns closely with my own interests both on and off the court. I’m ready to help them make an impact.”

Aaron Speach, CEO, Esports Technologies said “We’re honored to team up with one of the NBA’s biggest stars as he is enjoying his finest season in the league. Jordan Clarkson’s background, talents and dynamic personality make him an ideal brand ambassador for us. He embodies everything we stand for. I’m confident this partnership will likely help us catapult our brand globally, and I can’t thank our strategic advisor Jack McClinton enough for the opportunity to work with Jordan. Together we are building a great team.”

About Esports Technologies

Esports Technologies is developing ground-breaking and engaging wagering products for esports fans and bettors around the world. Esports Technologies is one of the global providers of esports product, platform and marketing solutions. The company operates a licensed online gambling platform, gogawi.com, that offers real money betting on esports events and professional sports from around the world in a secure environment. The company is developing esports predictive gaming technologies that allow distribution to both customers and business partners.

For more information, visit: https://esportstechnologies.com

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Contact:

Lexi Panepinto, CTP for Esports Technologies

Lpanepinto@ctpboston.com